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                                                                   EXHIBIT 10.43

                                    WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                     WARRANT TO PURCHASE 613,718 SHARES OF
                       COMMON STOCK OF GRAPHIX ZONE, INC.
                            (Subject to Adjustment)

NO._______

THIS CERTIFIES THAT, for value received by Graphix Zone, a Delaware corporation (the "Company"), the receipt and sufficiency of which is hereby acknowledged, from Intel Corporation, a Delaware corporation ("Intel"), Intel or its permitted registered assigns ("Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time after February 3, 1997 (the "Effective Date"), and before 5:00 p.m. Pacific Time on February 3, 2003 (the "Expiration Date"), to purchase from the Company, six hundred thirteen thousand, seven hundred eighteen (613,718) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value per share (the "Warrant Stock"), at the Exercise Price (as defined in Section 1.5 below). Both the number of shares of Warrant Stock purchasable under this Warrant and the Exercise Price are subject to adjustment as provided herein. This Warrant shall terminate on the Expiration Date, and is subject to the Vesting provisions set out in Section 2.

1.      CERTAIN DEFINITIONS.  As used in this Warrant:

        1.1. The term "Warrant Stock" shall mean the Common Shares, $0.01 par value per share, of the Company, and any other securities and property at any time receivable or issuable upon exercise of this Warrant, unless the context otherwise requires.

        1.2. The term "Warrant" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

        1.3. The term "Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

        1.4. The term "Fair Market Value" of a share of Warrant Stock as of a particular date (the "Determination Date") shall mean:

              (a) If traded on a securities exchange or Nasdaq, the Fair
Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such trading market, over the 10 business days ending three (3) days prior to the Determination Date;
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                (b)     If actively traded over the counter or on an electronic
bulletin board, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 20-day period ending three (3) days prior to the Determination Date; and

                (c) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Board of Directors of the Company.

        1.5 The term "Vested Shares" shall mean a set of Warrant Shares as to which Holder has performed the acts described in Section 2.5.

        1.6 The term "Vesting Date" shall mean the date on which Holder has performed the acts necessary to cause such shares to become Vested Shares.

        1.7 The term "Exercise Price" shall mean three dollars and forty six cents ($3.46).

2.      EXERCISE OF WARRANT

        2.1     Payment.

                Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time on or before the Expiration Date, by surrendering this Warrant at the principal office of the Company together with:

                (a)     the form of Notice of Exercise attached hereto as
Exhibit 1 (the "Notice of Exercise") duly executed by the Holder, and

                (b)     payment, (i) in cash (by check) or by wire transfer,
(ii) by cancellation by the Holder of indebtedness of the Company to the Holder or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Exercise Price (the "Exercise Amount").

        2.2     Partial Exercise; Effective Date of Exercise.

                In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

        2.3     Stock Certificates; Fractional Shares.

                As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares of scrip representing fractional shares will be issued upon an exercise of this Warrant.



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        2.4     Vested Shares

        Intel shall only have the right to exercise this Warrant with respect to Warrant Shares which have become Vested Shares. The period of exercise shall extend for a period of three years from the Vesting Date.

        2.5     Vesting

        A Warrant Share shall become a Vested Share as of the date that Holder gives written notice to Company that, as provided in that certain Production and Development Agreement dated as of February 3, 1997 it has:

        (a) Converted to warrant obligations and canceled the unpaid portion of the Equipment Loan provided in said Production and Development Agreement, whereupon a number of Warrant Shares equal to the amount so canceled divided by 25% of the Fair Market Value (determined as of the Determination Date) of each Warrant Share shall be deemed to be Vested Shares.

        (b) Expended marketing funds as set out in Section 3.3.1 of the Production and Development Agreement and Intel's giving notice of such expenditures to GZ, a number of Warrants equal to the amount expended divided 25% of the Fair Market Value (determined as of the Determination Date) of each Warrant Share shall be deemed to be Vested Shares.

        2.6     Exercise Period

        Intel may exercise its rights with respect to Vested Shares at any time after the Vesting Date and before 5:00 p.m., Pacific Time, on the third anniversary of the Vesting Date.

        2.7     Net Issue Exercise

        In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 2.7, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange up to the full amount of the Warrant, and the Company shall issue to Holder the number of shares of the Company's Warrant Stock computed using the following formula:

               X = Y (A-B)
                   -------
                      A

               Where X = the number of shares of Warrant Stock to be issued to Holder.

               Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

               A = the Fair Market Value of one share of the Company's Common Stock.

               B = Exercise Price (as adjusted to the date of such calculation).

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All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.7.

3.      VALID ISSUANCE; TAXES.

        All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.      ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

        The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

        4.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares.

                The Exercise Price of this Warrant shall be proportionally decreased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Exercise Price of this Warrant shall be proportionally increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

        4.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property.

                In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefore, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this
Section 4.

        4.3     Reclassification.

                If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such



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
reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4.

        4.4.    Adjustment for Capital Reorganization, Merger or Consolidation.

                In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        4.5.    Reservation of Securities and Assets.

                The Company shall reserve, for the life of the Warrant, such securities or such other assets of the Company the Holder is entitled to receive pursuant to this Section 4.

5.      CERTIFICATE AS TO ADJUSTMENTS.

        In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6.      LOSS OR MUTILATION.

        Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

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7.      RESERVATION OF COMMON STOCK

        The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8.      TRANSFER AND EXCHANGE.

        Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however, that until a transfer of this Warrant duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9.      RESTRICTIONS ON TRANSFER.

        The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the U.S. Securities and Exchange Commission ("SEC") under the Act covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer pledge, or hypothecate any or all such Warrants or Warrant Stock, as the case may be, unless either (i) the Company has received an opinion of counsel to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10.     COMPLIANCE WITH SECURITIES LAWS.

        By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Act (unless otherwise required



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
pursuant to exercise by the holder of the registration rights, if any, previously granted to the registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 currently is not available for at least two years from the date of exercise of this Warrant, subject to any special treatment by the Securities and Exchange Commission for exercise of this Warrant pursuant to
Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

        THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN
        AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES
        ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT OR UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION
        IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

11.     NO RIGHTS OR LIABILITIES AS STOCKHOLDERS.

        This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12.     REGISTRATION RIGHTS.

                12.1.   Definitions. As used in this Section 12:

                        (a) The terms "register", "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of the effectiveness of such registration statement;

                        (b) The term "Registrable Securities" means: (i) any Common Stock issued or to be issued pursuant to exercise of the Warrant, and
(ii) any Common Stock or other securities issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock described in subsections (i) and (ii) of this Section 12.1(b); provided, however, that any such securities shall cease to be Registrable Securities with respect to a proposed offer or sale thereof when such securities shall have been disposed of under SEC Rule 144 or in accordance with the plan of distribution set forth in an effective registration statement under the Act; and

                        (c) The term "Holder" means any holder of outstanding Registrable Securities or any person to which the registration rights provided for in this Section 12 shall have been properly assigned in accordance with
Section 12.10 hereof.

                12.2.   Company Registration.

                        (a) Notice of Registration. If, at any time or from time to time from and after the first anniversary of the Effective Date, the Company shall determine to register any of its securities,

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
either for its own account or for the account of a security holder or holders (other than a registration relating solely to employee stock option or purchase plans or relating solely to an SEC Rule 145 transaction), the Company will:

                        (1) promptly and in any event within twenty (20) days prior to the anticipated filing date of such registration statement, give to each Holder written notice thereof which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and

                        (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in any written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in
Section 12.2(b) below.

                (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 12.2(a)(1). In such event, the right of any Holder to registration pursuant to this Section 12.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 12.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall include in such registration (i) first, all of the securities to be included in such registration for the Company's own account, and (ii) second, up to the full number of Registrable Securities and other securities of the Company sought to be included in such registration by Holders and other security holders to whom the Company has granted registration rights ("Other Holders"); and, if less than the full number of such securities is to be included, the number to be included shall be allocated pro rata on the basis of the total number of Registrable Securities and other securities sought to be included in such registration by the Holders and Other Holders. The Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

        12.3. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to Section 12.2, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incidental to or required by such registration and the fees and disbursements of one counsel retained by the Holders of Registrable Securities covered by such registration, qualification or compliance shall be borne by Company, except that the Company shall not be required to pay any underwriters' discounts, commissions or stock transfer taxes relating to Registrable Securities.

        12.4. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 12, the Company will keep each Holder participating therein advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section 12.3 above), the Company will:

                        (a) keep any such registration, qualification or compliance pursuant to Section 12.2 above effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                        (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

                        (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                        (d) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                        (e) furnish, at the request of any Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 12, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statements with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders.


                12.5.   Indemnification.

                        (a) Indemnification by the Company. The Company will indemnify each Holder of Registrable Securities with respect to which registration, qualification or compliance has been effected pursuant to this
Section 12, each of its officers and directors, and each person controlling such Holder and each underwriter, if any, of such Registrable Securities and each person who controls any such underwriter, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other documents (including any related registration, statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any state securities law or of any rule or regulation promulgated under the Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, and each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, except that the Company will not be liable in any such case to the extent that any such claim, loss, damage, cost, expense, liability or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by any Holder or underwriter and stated to be specifically for use therein, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit or any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was furnished to the person or entity asserting the claim, loss, damage, cost, expense, liability or action at or prior to the time such action is required by the Act.

                (b) Indemnification by the Holders. Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Act, and each other Holder, each of such other Holder's officers and directors and each person controlling such other Holder, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other documents (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, persons or underwriters for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Holder and stated to be specifically for use therein, except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the Final Prospectus, such indemnity agreement shall not inure to the benefit of the Company or any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was furnished to the person or entity asserting the claim, loss, damage, cost, expense, liability or action at or prior to the time such action is required by the Act. In no event shall the indemnity under this Section 12.5(b) exceed the gross proceeds from the offering received by such Holder.

                (c) Procedures for Indemnification. Each party entitled to indemnification under this Section 12.5 (the "Indemnified Party"), shall give notice to the party required to provide indemnification (the "Indemnified Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense. Failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 12.5, unless the failure or delay in giving notice has a material adverse impact on the ability of the Indemnifying Party to defend against such claim. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

        12.6 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 12.

        12.7 Rule 144 Reporting. From and after such time that the Company becomes a reporting company under the Exchange Act, with a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of Warrant Stock or Registrable Securities to the public without registration, the Company agrees to:

                (a) at all times make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                (b) take such action as soon as practicable, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                (d) furnish to the Holder, so long as the Holder owns any Warrant Stock or Registrable Securities, forthwith upon written request a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing the Purchaser of any rule or regulation of the SEC permitting the selling of any such securities without registration.

        12.8 Transfer of Registration Rights. The registration rights granted by the Company under this Section 12 may be assigned by any Holder to any permitted transferee or permitted assignee of the Warrant, Warrant Stock or Registrable Securities, provided that such transfer may otherwise be and is effected in accordance with applicable federal and state securities laws and provided further that the Company is given written notice of such transfer at the time of or within a reasonable time after such transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

        12.9 Limitations on Subsequent Registration Rights. Any right given by the Company to any holder or prospective holder of Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of this Section 12 and with the rights of the Holders provided in this Agreement. This Section 12 shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, but only if such rights provide that, if the underwriter in any such registration requires a reduction in the number of securities to be included in such registration, then the amount of securities included in any such registration at the request and on behalf of such holder shall be reduced pro rata with any reduction in the securities requested by the Holder to be included in such registration.

                12.10 Limitation on Registration. The Company shall not be obligated to effect any registration pursuant to Section 12.2 hereof if the Registrable Securities intended to be included in such registration on behalf of the Holders could be sold by the Holders to the public in an offering without registration within a period of three consecutive months.

13.     NOTICES.

        Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to Intel, to 2200 Mission College Boulevard, Mail Stop SC4-210, Santa Clara, California 95052-8119, Attn:
Treasurer, and (b) if to the Company, to 42 Corporate Park, Suite 200, Irvine, California 92606, Attn: President or (c) to such other address as the receiving party shall have furnished to the other in writing.

14.     HEADINGS.

        The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15.     LAW GOVERNING.

        This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

16.     NO IMPAIRMENT.

        The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

17.     NOTICES OF RECORD DATE. In case:

        17.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

        17.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

        17.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

        17.4    of any redemption or conversion of all outstanding Common Stock;

        then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18.     SEVERABILITY.

        If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19.     COUNTERPARTS.

        For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20.     NO INCONSISTENT AGREEMENTS.

        The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

21.     SATURDAYS, SUNDAYS AND HOLIDAYS.

        If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.


AGREED:

INTEL CORPORATION                            GRAPHIX ZONE, INC.

/s/ RON WHITTIER                             /s/ N. H. BLOCK
-------------------------                    --------------------
Signature                                    Signature

    Ron Whittier                                 N. H. Block
-------------------------                    --------------------
Printed Name                                 Printed Name

    Senior Vice President                        President
-------------------------                    --------------------
Title                                        Title

    February 3, 1997                             February 5, 1997
-------------------------                    --------------------
Date                                         Date


LEGAL OK
/s/ DM 2/3/97